LOAN AGREEMENT

This Loan Agreement dated as of the ___ day of July, 2006 by and between Genco Power Solutions, Inc. with offices at 1141 South Rogers Circle, Suite 4, Boca Raton, Florida 33487 ("Borrower"), HSK Funding, Inc., with offices at 300 Plaza Drive, Vestal, New York 13850 ("Lender") and New Valu, Inc., with offices at 300 Plaza Drive, Vestal, New York 13850.

WITNESSTH

Borrower has requested that Lender extend credit in the amount of $1,000,000.00 and Lender has agreed upon the following terms and conditions.

NOW THEREFORE in consideration of $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties agree hereto as follows:

1. **DEFINITIONS.** The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as enacted in the State of New York. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

   a. **Agreement.** The word "Agreement" means this Loan Agreement, as it may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

   b. **Borrower**. The word "Borrower" means Genco Power Solutions, Inc.

   c. **Collateral.** The word "Collateral" means and includes without limitation all accounts receivable and inventory and all other assets of Borrower including, but not limited to accounts, contracts, furniture, fixtures and equipment of the Borrower which are all granted as collateral security for the Loan, whether granted now or in the future, and whether granted in the form of a security interest.

   d. **Default Interest Rate.** The words "Default Interest Rate" mean 18% or the highest rate permitted by applicable law, whichever is less.

   e. **Intentionally Omitted.**

   f. **Event of Default.** The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

g. **Facility Term.** The words "Facility Term" mean April 11, 2007 which date shall also be referred to as the "Maturity Date".

h. **Grantor.** The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation the Borrower.

i. **Guarantor.** The word "Guarantor" means Adsouth Partners, Inc. and Adsouth, Inc.

j. **Guaranty.** The word "Guaranty" means the document by which the Guarantor guarantees the validity of Borrower's obligations to the Lender.

k. **Indebtedness.** The word "Indebtedness" means and includes without limitation all Loans and obligations of the Borrower to the Lender pursuant to this Agreement, whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

l. **Interest Rate.** The words "Interest Rate" means 12% per annum.

m. **Lender.** The word "Lender" means HSK Funding, Inc., its successors and assigns.

n. **Loan.** The word "Loan" or "Loans" means and includes without limitation any and all loans made by the Lender to the Borrower pursuant to the credit facility provided for in this Agreement.

o. **Note.** The word "Note" means the note of the Borrower to the Lender in the form of Exhibit "A" attached hereto.

p. **Related Documents.** The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, assignments of lease, subordination agreements, stock pledge agreements, warrants, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

q. **Security Agreement.** The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

r. **Security Interest.** The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge,

mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

2. **LOAN.** Subject to the terms and conditions of this Agreement the Lender agrees to loan to the Borrower the sum of $1,000,000.00.

   a. **Advances.** Lender shall advance all or a portion of the sum of $1,000,000.000 of the loan proceeds to Borrower at closing which closing shall occur no later than July 14, 2006. Lender is authorized to withhold thirty thousand dollars ($30,000.00) as it's fee and shall pay directly to Levene Gouldin & Thompson, LLP its attorneys fees not to exceed $7,500.00.

   b. **Interest Rate.** The outstanding Loans hereunder shall bear interest at the Interest Rate except as provided in Section 2c hereof.

   c. **Default Interest Rate.** Upon the occurrence and during the continuance of an Event of Default, the outstanding Loans hereunder shall bear interest at the Default Interest Rate.

   d. **Note.** The Loans hereunder shall be evidenced by the Note dated on even date herewith, duly completed and executed and delivered by the Borrower.

   e. **Repayment.** Repayment shall be made in accordance with the terms of the Note. Borrower shall make monthly payments of $50,000.00 plus interest on the 14th day of each month commencing August 14, 2006.

   f. **Use of Proceeds.** The Borrower shall use the Loan proceeds for operating capital.

   g. **Prepayments.** The Borrower shall have the right to prepay the Loan hereunder at any time or from time to time without penalty.

   h. **Subordinated Debt.** Borrower's obligation to any shareholder, officer or director or any affiliate thereof or family member shall be subject and subordinate to the Loan and said individual shall execute and deliver his written subordination agreement to that effect in form and substance satisfactory to Lender and Lender's counsel.

   i. **Credit Facility Fee.** As further consideration for the credit provided by Lender to Borrower hereunder, Borrower shall pay to Lender a fee in the amount of $30,000.00 payable at closing.

j. **Stock Pledge.** The owner of 80% of the shares of the Borrower owned by Adsouth, Inc. or its affiliates shall pledge such shares as collateral for the Loan and for the loan made by New Valu, Inc. to Borrower on May 8, 2006. In addition, Adsouth, Inc. agrees to pledge 2,250,000 shares of the stock of MFC Development Corp. ("MFC"), as additional security for the Loan and for the loan made by New Valu, Inc. to Borrower on May 8, 2006, when the MFC transaction closes. If Borrower elects to sell all or a portion of the MFC Stock, Lender will release the Stock to the Purchaser provided the proceeds of the sale are applied to the Loan and the New Valu Loan.

k. Borrower agrees to pay any intangible tax or any other imposition or tax required in connection with this Loan.

3. **CONDITIONS PRECEDENT**. Lender's obligation to make advances hereunder shall be subject to the fulfilment, to the Lender's satisfaction, of the following conditions:

a. **Loan Documents**. Borrower shall provide to Lender, in form satisfactory to Lender and its counsel, the loan documents together with such other documents required under this Agreement or by Lender or its counsel.

b. **Borrower's Authorization.** Borrower shall have provided in form and substance satisfactory to Lender and its counsel, certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

c. **Fees and Expenses**. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document, including, without limitation, Lender's legal fees and expenses (but not to exceed $7,500.00) incurred in connection with the documentation and closing of the Loan which shall be payable at closing.

d. **Representations and Warranties**. The representations and warranties set forth in this Agreement, and the Related Documents, and in any document or certificate delivered to the Lender under this Agreement are true and correct.

e. **No Event of Default**. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

f. **Consents**. All governmental, shareholder and third party consents and approvals necessary or desirable and the other transactions contemplated by this Agreement shall have been obtained; all such consents and approvals shall be in full force and effect; and all applicable waiting periods shall have expired without any action being taken by any authority that could restrain, prevent, or impose any material adverse

conditions on the Loan facility and no law or regulation shall be applicable which in the judgment of the Lender and its counsel could have such effect.

g. **Absence of Restraints.** There shall not exist any order, decree, judgment, ruling or injunction which restrains the Borrower in the performance of its obligations hereunder or any pending or threatened action, suit, investigation or proceeding which, if adversely determined, could materially and adversely effect the Borrower, any transaction contemplated by this Agreement or the Lender's exercise of its rights hereunder.

h. **No Adverse Changes.** There shall be no adverse changes, in the Lender's sole and absolute opinion, in the business, assets, liabilities, operations or financial condition of the Borrower.

i. **Other Conditions.** The Borrower shall have satisfied such other conditions or terms as required by the Lender in connection herewith and which are usual and customary for a transaction of the type provided herein.

4. **REPRESENTATIONS AND WARRANTIES.** Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

a. **Organization.** The Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Florida. The Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. The Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

b. **Authorization.** The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval or any other person, regulatory authority, court or governmental body and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or other applicable to Borrower.

c. **Financial Information.** Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition. Borrower has no material contingent obligations except as disclosed in such financial statements.

d. **Legal Effect**. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

e. **Litigation and Claims**. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed and consented to by Lender.

f. **Taxes**. To the best of Borrower's knowledge, except for the 2005 consolidated return with Adsouth Partners, Inc., all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith and in the ordinary course of business and for which adequate reserves have been provided.

g. **Lien Priority**. Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the property of Borrower or Collateral directly or indirectly, the repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

h. **Binding Effect**. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

i. **Commercial Purposes**. Borrower intends to use the Loan proceeds solely for business or commercial related purposes in the ordinary course of its business.

j. **Location of Borrower's Office and Records**. Borrower's place of business, or Borrower's Chief executive offices, if Borrower has more than one place of business, is located at 1141 South Rogers Circle, Suite 4, Boca Raton, Florida 33487. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

k. **Information**. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material aspect on

the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

l. **Survival of Representations and Warranties.** Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

5. **AFFIRMATIVE COVENANTS.** Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

a. **Litigation.** Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower which could materially affect the financial condition of Borrower.

b. **Financial Records.** Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

c. **Financial Statements.** Furnish Lender with unaudited weekly cash flow reports by Tuesday of the following week, and monthly financials by the 15th day of the following month, as soon as available, copies of all financial statements issued by Borrower within 30 days of their issuance. Lender shall have full access to the books and records of the Borrower. Lender shall receive copies of all monthly, quarterly and annual financial statements.

d. **Additional Information.** Furnish within a reasonable amount of time not to exceed 10 days, such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

e. **Insurance.** Maintain appropriate risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at

least thirty (30) days' prior written notice to Lender. Borrower shall use its best efforts to provide that each insurance policy shall also include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

f. **Insurance Reports.** Furnish within a reasonable amount of time not to exceed 10 days, to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender, Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower. Lender shall be named as Loss Payee and additional insured on Borrowers insurance policy and a certificate furnished at closing.

g. **Other Agreements.** Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

h. **Loan Proceeds.** Use all Loan proceeds solely for Borrower's ordinary and customary business operations, unless specifically consented to the contrary by Lender in writing.

i. **Taxes, Charges and Liens.** Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental

official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

j. **Performance.** Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

k. **Operations.** Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, capital adequacy, business and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

l. **Inspection.** Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records, and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

m. **Reporting Requirements.** Comply with all usual and customary reporting requirements applicable to the Borrower.

n. **Additional Assurances.** Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

o. **Members of the Board of Directors of Borrower.** Adsouth, Inc. agrees to immediately elect one (1) representative of Lender to the Board of Directors of Borrower which Board shall not exceed five (5) members. At.T the next annual meeting of the Shareholders, Adsouth agrees to elect a second representative of Lender to the Board of Directors.

p. Genco agrees that it will make the following changes in salary and commission structure.

(1) Dale Branham and Keith Straub will reduce their commission rate from 1.65% to .75% and defer previously earned and unpaid commissions by entering into a five month payment plan for such amounts.

(2) Harlan Press will enter into an employment agreement and will voluntarily defer 50% of his salary until the earlier of: (i) the loan being repaid or; (ii) March 31, 2007.

(3) Lee Wingeier will voluntarily defer 10% of his salary until the earlier of: (i) the loan being repaid or; (ii) March 31, 2007.

6. **NEGATIVE COVENANTS.** Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

a. **Indebtedness and Liens.** (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, (c) sell with recourse any of Borrower's accounts, except to Lender, or (d) pay any unsecured creditor of Borrower without the express written consent of Lender.

b. **Continuity of Operations.** Engage in any business activities substantially different from those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), or issue any options or warrants for stock in the Borrower.

c. **Loans, Acquisitions and Guaranties.** (a) Except in the ordinary course of business, Loan, invest in or advance money or assets, (b) Except in the ordinary course of business, purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

d. **Sale of Assets.** Sell, lease, assign, transfer or otherwise dispose of, or permit any of its subsidiaries to sell, lease, assign, transfer or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of such subsidiaries, receivables and leasehold interests.

e. **Mergers, Etc.** Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transactions in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any person, or permit any of its subsidiaries to do so if such subsidiary's action would have a material adverse affect on the Borrower.

f. Issue any addition shares of Common Stock or any other class of Stock.

7. **EVENTS OF DEFAULT**. Each of the following shall constitute an Event of Default under this Agreement:

a. **Default on Indebtedness.** Failure of Borrower to make any payment when due on the Loan.

b. **Other Defaults.** Failure of Borrower to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower, provided Lender has given Borrower ten (10) days written notice to cure such default and Borrower has failed to cure within such ten (10) day period or if such default is not capable of being cured within said ten (10) day period, that Borrower has not commenced to cure and diligently proceed to cure such default.

c. **Default in Favor of Third Parties.** Should Borrower default under any loan, extension of credit, security agreement, purchase or sale agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

d. **False Statements.** Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

e. **Defective Collateralization**. This Agreement or any of the Related Documents ceases to be in full force and effect (including, without limitation, failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

f. **Bankruptcy Events.** Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof, or

any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of the Borrower.

g. **Adverse Change.** A material adverse change occurs in Borrower's financial condition, or Lender reasonably believes the prospect of payment of performance of the Indebtedness is impaired.

8. **CROSS DEFAULT.** Any default by Borrower under the terms of this Loan shall also be a default under the terms of the loan by New Valu, Inc. to Borrower on May 8, 2006; and any default by Borrower under the terms of the loan by New Valu, Inc. to Borrower on May 8, 2006 (the "New Valu Loan") shall also be a default under the terms of this Loan.

9. **EFFECTS OF AN EVENT OF DEFAULT.** If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate and, all Lender's options, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower. In addition, Lender shall have all rights and remedies provided in the Agreement, Related Documents, or available at law, in equity or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender's rights to declare a default and to exercise its rights and remedies.

10. **MISCELLANEOUS PROVISIONS.** The following miscellaneous provisions are a part of this Agreement:

a. **Amendments.** This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

b. **Applicable Law. This Agreement has been delivered to Lender and accepted by lender in the State of New York. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Broome County in the State of New York. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.**

c. **Caption Headings.** Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

d. **Costs and Expenses.** Borrower agrees to pay upon demand all of Lender's reasonable expenses, including without limitation reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement and the Related Documents or in connection with the Loans made pursuant to this Agreement. Borrower further agrees to pay all costs and expenses incurred by lender to collect the Loans and to enforce this Agreement. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

e. **Notices.** All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or if delivery is refused when deposited with a nationally recognized overnight courier or deposited in the United States certified mail-return receipt, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es). Notice to Borrower shall be given to Borrower at its principal executive offices, presently located at 1141 South Rogers Circle, Suite 11, Boca Raton, Florida 33487, telecopier (561) 750-0420, attention of Mr. Anton Lee Wingeier, CEO, and notice to Lender shall be given to Lender at 300 Plaza Drive, Vestal, New York 13850, attention of Burton I. Koffman with a copy to Howard M. Rittberg, 450 Plaza Drive, Vestal, New York 13850, or to such other address or person as either party may, from time to time, advise the other.

f. **Severability.** If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstances, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

g. **Subsidiaries and Affiliates of Borrower.** To the extent the context of any provisions of this Agreement makes it appropriate, and with respect to any representation,

warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and parent company's of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower, nor shall the Lender have any recourse against the parent of Borrower nor shall the parent of Borrower be deemed a guarantor of the Loan.

h. **Successors and Assigns.** All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

i. **Survival.** All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

j. **Time is of the Essence.** Time is of the essence in the performance of this Agreement.

k. **Waiver.** Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

l. **Indemnification**. The Borrower shall indemnify, hold harmless and defend the Lender from and against any and all losses, liabilities, claims, damages and expenses (including attorneys' fees and expenses and settlement costs) arising out of or related to this Agreement, the Loan, or the Related Documents.

m. **Facsimile.** The Borrower agrees that a facsimile of an executed copy of this Loan Agreement shall be considered the same as an original for all purposes.

n. **Adsouth.** Adsouth, Inc. has executed this Loan Agreement to acknowledge its obligations regarding that pledge of certain Stock as collateral for this Loan and the

New Valu Loan and to vote its shares to elect two representatives of the Lender to the Board of Directors of Borrower.

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AGREEMENT THE DAY AND YEAR FIRST WRITTEN ABOVE.

Genco Power Solutions, Inc..

By: ______________________________
,CEO

HSK Funding, Inc.

By: ______________________________

New Valu, Inc.

By: ______________________________

Adsouth, Inc.

By: ______________________________
,CEO

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call	Collateral	Account	Officer	Initials
$1,000,000.00	07-14-06	04-14-07	***	***	***	***	***	***

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Genco Power Solutions, Inc.
1141 South Rogers Circle, Suite 11
Boca Raton, Florida 33427

Lender: HSK Funding, Inc.
300 Plaza Drive
Vestal, NY 13850

Principal Amount: $1,000,000.00 **Interest Rate: 12.0 %** **Date of Note: July 14, 2006**

PROMISE TO PAY. To repay Borrower's loan, Genco Power Solutions, Inc., (the "Borrower") promises to pay to HSK Funding, Inc. ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million and 00/100 Dollars ($1,000,000.00) or so much thereof as may be advanced and outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Commencing on August 14, 2006 Borrower shall make a principal payment of $50,000.00 plus accrued interest and on the 14th day of each month thereafter until April 14, 2007 when the entire unpaid principal balance plus accrued interest shall be due and payable.

INTEREST RATE. The interest rate on this Note is 12.0 % per annum.

PREPAYMENT. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of principal and accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: HSK Funding, Inc., 300 Plaza Drive, Vestal, New York 13850.

LATE CHARGE. If a payment is 5 days or more late Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment of principal and/or interest, including the final principal payment or $500.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note to eighteen (18%) or the maximum rate permitted by applicable law, whichever is less.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents including the Loan Agreement or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. This dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, it its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor of any of the indebtedness or any Guarantor revokes or disputes the validity of, or liability under, any gunranty of the indebtedness.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the shareholders of Borrower or Guarantor, except for any change in control that is the result of the conversion of the current preferred shareholders or warrantholders.

Adverse Change. A material adverse change occurs in Borrower's or Guarantors' financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve(12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within thirty (30) days; or (2)if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Borrower agrees to pay all reasonable costs and expenses Lender incurs to collect the loan. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Borrower hereby waives the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of New York without regard to its conflicts of laws provisions. This Note has been accepted by Lender in the State of New York.

COLLATERAL. Borrower acknowledges this Note is secured by a Security Agreement and Stock Pledge Agreement of even date herewith, all the terms and conditions of which are hereby incorporated and made a part of this Note. If there is any inconsistency between the terms and conditions of this Note and the terms and conditions of the collateral documents, the terms and conditions of this Note shall prevail.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

USURY. If at any time the effective interest rate under this Note would, but for thisparagraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Lender in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

GENCO POWER SOLUTIONS, INC.

By: ______________________________
Authorized Signer

STATE OF FLORIDA)
) ss:
COUNTY OF ______________________)

On the ______ day oJuly in the year 2006 before me personally came ______________________________ to me known, who, being by me duly sworn, did depose and say that he/she/they reside(s) at (*insert full address*) ______________________________; that he/she/they is (are) the (*insert office held*) ____________________ of **GENCO POWER SOLUTIONS, INC.**, the corporation described in and which executed the above instrument; and that he/she/they signed his/her/their name(s) thereto by authority of the board of directors of said corporation.

____
Notary Public